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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                ----------------



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 6, 2004




                              STEEL DYNAMICS, INC.
                              --------------------

             (Exact name of registrant as specified in its charter)



     Indiana                              0-21719              35-1929476
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
 incorporation or organization)                            Identification No.)


         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
         ---------------------------------------------------------------

              (Address of principal executive officers) (Zip Code)

               Registrant's telephone number, including area code:
                                  260-459-3553


          (Former name or former address, if changed since last report)
                                 Not Applicable

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Item 9.  Regulation FD Disclosure.

On April 6, 2004, Steel Dynamics, Inc. issued a press release entitled "Steel Dynamics Forecasts Strong 2004 Performance." The full text of the press release is furnished herewith and attached hereto as Exhibit 99.1.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.



                                                 STEEL DYNAMICS, INC.

Date:  April 6, 2004                             By:  /s/ Tracy L. Shellabarger
                                                      -------------------------
                                                          Tracy L. Shellabarger
                                                 Title: Secretary